Tax incentives	12 Months Ended
Dec. 31, 2021
Tax Incentives
Tax incentives

31 Tax incentives

(a) SUDENE - IR

Since 2015, the Company obtained grant in lawsuits claiming the reduction of 75% of IR on income from the following industrial units: (i) PVC and Chlor-Alkali (Cloro Soda), established in the state of Alagoas; and (ii) Chemicals, PE, PVC and Chlor-Alkali units, established in the city of Camaçari (in Bahia State). The tax incentive granted by the Northeast Development Department (“SUDENE”) is calculated based on the Profit from Exploration of the incentivized activity, with an enjoyment period of 10 years. In 2020, the operations in Brazil recorded tax loss, therefore it is not possible to make any deductions as a tax incentive.

In 2021, the Company determined the taxable base for income tax for its operations in Brazil, which generated a R$125 million reduction in IR payable and R$31.5 million in reinvestment of IR paid, which may be used to purchase new equipment for the above-mentioned industrial plants.

(b) PRODESIN - ICMS

The Company has ICMS tax incentives granted by the state of Alagoas, through the state of Alagoas Integrated Development Program (“PRODESIN”), which are aimed at implementing and expanding a plant in that state.

The Company obtained a final and no appealable decision (Case No. 0042875-86.2015.4.01.3300) that exempted it from the payment of IR/CSL on tax incentives granted under PRODESIN, ensuring their treatment as a reducer of taxes on sales, in the period between the calendar years 2010 to 2017, in the accumulated amount of R$425,913. In 2021, the amount was R$176,284 (2020: R$68,893).